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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-15784, 2-71584, 2-75314 , 33-26002, 33-42973,
33-42982, 33-42975 and 33-55362) of KLA Instruments Corporation of our report dated July 26, 1994, appearing on page 24 of the 1994 Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 20 of this Form 10-K.





Price Waterhouse LLP

San Jose, California
September 27, 1994